CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Jon M. Burnham, Chief Executive Officer of Burnham Investors Trust (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    MARCH 9, 2004                JON M. BURNHAM
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                                      Jon M. Burnham, Chief Executive Officer
                                      (principal executive officer)

I, Michael E. Barna, Chief Financial Officer of Burnham Investors Trust (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    MARCH 9, 2004                /S/ MICHAEL E. BARNA
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                                      Michael E. Barna, Chief Financial Officer
                                      (principal financial officer)